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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           THE RIVERFRONT FUNDS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________

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

                           THE RIVERFRONT FUNDS, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Riverfront Income
Equity Fund, a series of The Riverfront Funds, Inc.:


     Notice is hereby given that a Special Meeting Of Shareholders (the "Meeting") of The Riverfront Income Equity Fund (the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), will be held on Monday, December 30, 1996, at 10:00 A.M., Eastern Standard Time, at 3435 Stelzer Road, Columbus, Ohio 43219 for the purpose of considering and acting on the following matters:


     1. To approve an amendment to the Investment Advisory Agreement between The Provident Bank and the Company to permit The Provident Bank to manage directly that portion of the Fund's portfolio allocated to it by the Company's Board of Directors;

     2. To approve an amendment to the Sub-Investment Advisory Agreement between The Provident Bank and DePrince, Race & Zollo, Inc. to clarify that DePrince, Race & Zollo, Inc. will manage directly that portion of the Fund's portfolio allocated to it by the Company's Board of Directors; and

     3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The close of business of November 1, 1996, has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.

     All shareholders of the Fund are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.

                                     By Order of the Directors,

                                     James E. White, Secretary


December 6, 1996


                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                           THE RIVERFRONT FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                      OF THE RIVERFRONT INCOME EQUITY FUND

                                    GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), to be used in connection with a Special Meeting of Shareholders (the "Meeting") of The Riverfront Income Equity Fund (the "Fund"), a series of the Company, to be held on Monday, December 30, 1996.



     The Directors have fixed the close of business of November 1, 1996, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Investor A and Investor B shareholders of record of the Fund are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. As of the Record Date, the total number of Investor A shares of capital stock, $.001 par value, of the Fund entitled to vote at the Meeting is 5,340,551.758, and the total number of Investor B shares of capital stock, $.001 par value, of the Fund entitled to vote at the Meeting is 513,630.486. The Investor A Shares and the Investor B Shares hereinafter are collectively referred to as the "Shares."


     Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a management proxy, the shareholder giving such proxy must either submit to the Company a subsequently dated proxy, deliver to the Company a written notice of revocation or otherwise give notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the management proxy.


     The mailing address of the principal executive offices of the Company is:
3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders is on or about December 9, 1996.


     In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

     Management knows of no business which will be presented for consideration other than that set forth in Proposals 1 and 2 of the Notice of Special Meeting of Shareholders. If any other matters are properly presented, it is the intention of the persons named as proxy to vote the proxies in accordance with their judgment on such matters.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING SUCH ANNUAL REPORT, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE COMPANY AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 424-2295. THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

           INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS

CURRENT AGREEMENTS

     The Provident Bank, an Ohio banking corporation ("Provident"), One East Fourth Street, Cincinnati, Ohio 45202, serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated as of August 1, 1994, as amended as of August 15, 1995 (the "Investment Advisory Agreement"). Pursuant to the terms of the Investment Advisory Agreement, Provident is responsible for managing, or providing for the management of, the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives, fundamental policies and restrictions as set forth in the Fund's most recent Prospectus and Statement of Additional Information. The Investment Advisory Agreement as presently in effect with respect to the Fund was initially approved by the Company's Board of Directors on June 26, 1995, was again reviewed and approved by the Board of Directors on November 17, 1995, and was most recently approved, including the proposed amendment described below, by the Board on October 21, 1996 and November 15, 1996. The Investment Advisory Agreement was last submitted to the shareholders of the Fund for their approval on July 31, 1995 for the purposes described below.

     The Investment Advisory Agreement as presently in effect was amended as of August 15, 1995 as a result of the departure of Mr. Gregory M. DePrince, the portfolio manager of the Fund, from SunBank Capital N.A., the previous sub-adviser to the Fund ("SunBank"). In order to retain the services of Mr. DePrince and his firm, DePrince, Race and Zollo, Inc. ("DRZ"), to continue the day-to-day management of the Fund and its investment portfolio, the investment advisory fee payable to Provident was increased as described below.

     Shareholders on July 31, 1995, also approved the Sub-Investment Advisory Agreement between Provident and DRZ (the "Sub-Advisory Agreement") which took effect as of August 15, 1995, and increased the annual sub-advisory fee paid by Provident to the Fund's sub-investment adviser from 0.35% to 0.50% of the Fund's average daily net assets up to $55 million and 0.55% of the Fund's average daily net assets of $55 million and above. In addition, the Investment Advisory Agreement was amended to increase the total investment advisory fee paid by the Fund to Provident with respect to its investment advisory services to the Fund from 0.75% to 0.95%. DRZ agreed to waive five basis points of its fee received from Provident and to take 0.45% on average daily net assets up to $55 million and 0.50% on average daily net assets of $55 million and above until January 1, 1997; during the period of such waiver Provident agreed to waive five basis points of its fee from the Fund; therefore, until January 1, 1997, the total investment advisory fee paid by the Fund to Provident is 0.90% under the Investment Advisory Agreement and the sub-investment advisory fee paid by Provident to DRZ is 0.45% on average daily net assets up to $55 million and 0.50% on average daily net assets of $55 million and above under the Sub-Advisory Agreement. The investment advisory and sub-investment advisory fees are computed daily and paid monthly based on their respective annual rates.

     The Sub-Advisory Agreement as presently in effect was initially approved by the Company's Board of Directors on June 26, 1995, was again reviewed and approved by the Board of Directors on November 17, 1995, and was most recently approved, including the proposed amendment described below, by the Board on October 21, 1996 and November 15, 1996.

     Neither the Investment Advisory Agreement nor the Sub-Advisory Agreement has since been submitted to shareholders of the Fund for their approval.

     For the fiscal year ended December 31, 1995, the Company, on behalf of the Fund, incurred $407,229 in investment advisory fees, of which $204,503 (total fees of $216,019 less voluntary fee reduction of $11,516) was retained by Provident. The remainder of such fee was paid by Provident to SunBank and DRZ, as sub-investment advisers. For the period from August 15, 1995 through December 31, 1995, Provident paid to DRZ $77,303 (total fees of $88,819 less voluntary fee reduction of $11,516) pursuant to the Sub-Advisory Agreement.

     In addition to serving as investment adviser, Provident has entered into an Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement with the Company dated August 1, 1994, as amended as of July 6, 1995 (the "Custodian Agreement"), to provide custody and certain fund accounting services to each of the Company's portfolios, including the Fund. Under the Custodian Agreement, Provident receives an annual fee from the Fund, computed daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. Provident as custodian is responsible for safeguarding all securities and cash of the Fund. For the year ended December 31, 1995, the Fund paid Provident $72,596 for such custody and fund accounting services.


     Provident also provides or arranges for the provision of transfer agency services for the Fund. Under the Master Transfer and Recordkeeping Agreement with the Company dated February 24, 1992, as amended as of July 6, 1995, Provident receives from the Fund for transfer agency services a fee equal to the sum of (i) a fee calculated at the annual rate of 0.04% of the average daily net asset value of the Fund's Investor A shares and (ii) $20,000 as an annual fee plus $25 per shareholder account and certain other fees and out-of-pocket expenses attributable to its Investor B shares. Pursuant to a Sub-Transfer Agency Agreement dated as of January 1, 1995, between Provident and BISYS Fund Services Ohio, Inc. ("BISYS"), an affiliate of BISYS Fund Services Limited Partnership, the Fund's distributor and administrator, BISYS provides sub-transfer agency services for the Investor B shares of the Fund. For such services, BISYS receives from Provident an annual fee of $20,000 plus $25 per Investor B shareholder account and certain other fixed fees and out-of-pocket expenses. For the year ended December 31, 1995, the Fund incurred $42,860 for Provident's services as transfer agent, of which Provident paid $24,066 to BISYS pursuant to the Sub-Transfer Agency Agreement.


     It is anticipated that these services, except the sub-transfer agency services of BISYS, will continue to be provided whether or not the amendments to the Investment Advisory Agreement and the Sub-Advisory Agreement are approved by shareholders of the Fund. It is anticipated that as of January 1, 1997, the Sub-Transfer Agency Agreement will be terminated, that Provident will provide all transfer agency services for the Investor B shares of the Fund as well as for the Investor A Shares and that the fees charged in connection with such services will be modified and increased.


     The Sub-Advisory Agreement by its terms continues in effect until December 31, 1996, and thereafter for successive one-year periods ending December 31st of each year. The Investment Advisory Agreement remains in effect for successive one-year terms ending December 31st. However, in order for each such Agreement to continue in effect, (1) such continuance must be specifically approved at least annually by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, and (2) such renewal must be approved by the vote of a majority of Directors of the Company who are not "interested persons," as that term is defined by the 1940 Act, of any party to the Sub-Advisory Agreement or the Investment Advisory Agreement, as the case may be, cast in person at a meeting called for the purpose of voting on such approval. Any liability of Provident or DRZ under their respective Agreements is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Neither the Investment Advisory Agreement nor the Sub-Advisory Agreement is assignable and each may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the shareholders of the Fund.


INFORMATION REGARDING PROVIDENT AND DRZ


     Provident is a wholly owned subsidiary of Provident Bancorp, Inc. ("PBI"), a publicly held bank holding company located in Cincinnati, Ohio with approximately $6.2 billion in consolidated assets as of December 31, 1995. PBI's address is One East Fourth Street, Cincinnati, Ohio 45202. The following are the persons known to the Company who own beneficially more than 5% of the outstanding voting shares of PBI: Carl E. Lindner -- 5.0%; Robert D.
Lindner -- 6.2%; S. Craig Lindner -- 5.4%; Keith E. Lindner -- 5.0%; Carl H. Lindner, III -- 5.2%; American Financial Group, Inc., which may be deemed to be controlled by the foregoing persons -- 16.4%; and Lou Ann Flint -- 8.4%. The business address for such persons, other than Robert D. Lindner and Lou Ann Flint, is One East Fourth Street, Cincinnati, Ohio 45202. The business address for Robert D. Lindner is 3955 Montgomery Road, Cincinnati, Ohio 45212, and for Ms. Flint, 49 East Fourth Street, Cincinnati, Ohio 45202. Such persons may be considered controlling persons of PBI and therefore of Provident. Through offices in Ohio and Kentucky, PBI and its subsidiaries provide a broad range of financial services to individuals and businesses.

     In September, 1995, the Company, pursuant to an Agreement and Plan of Reorganization and Liquidation, acquired all of the assets and liabilities of the six separate funds (the "Acquired Funds") of MIM Mutual Funds, Inc. ("MIM") (the "Reorganization"). The Reorganization was contingent upon the acquisition of Mathematical Investing Management, Inc. ("Management"), by a subsidiary of PBI (the "MIS Acquisition"). Management was the parent corporation of Mathematical Investing Systems, Inc., the former investment adviser of the Acquired Funds. In connection with the MIS Acquisition, Harvey M. Salkin, a major shareholder and officer of Management and former director of MIM, received shares of voting stock of PBI. Dr. Salkin has since become a director of the Company and is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act, because of his ownership of shares in PBI. Dr. Salkin owns less than 1% of the outstanding voting securities of PBI.

     The name, address and principal occupation of the principal executive officer and each director of Provident are as follows:

                                  POSITION WITH                     PRINCIPAL OCCUPATION
          NAME                      PROVIDENT                     AND BUSINESS ADDRESS(1)
------------------------- ------------------------------  ----------------------------------------
Allen L. Davis            Director, President             President and Chief Executive Officer
                          and Chief Executive             of Provident.
                          Officer
Jack M. Cook              Director                        President and Chief Executive Officer,
                                                          Christ Hospital, 2139 Auburn,
                                                          Cincinnati, Ohio 45219.
Thomas D. Grote, Jr.      Director                        President of Thomas J. Dyer Company,
                                                          200 Mechanical Enterprise Building,
                                                          5240 Lester Road, Cincinnati, Ohio
                                                          45213-2586.
Philip R. Myers           Director and Senior Vice        Senior Executive Vice President of
                          President                       Provident.
Joseph A. Pedoto          Director                        President, JLM Financial, Inc.
                                                          (financial consulting firm), 49 East
                                                          Fourth Street, Suite 521, Cincinnati,
                                                          Ohio 45202.
Sidney A. Peerless, M.D.  Director                        Physician, ENT Associates of
                                                          Cincinnati, 3131 Harvey Avenue, Suite
                                                          201, Cincinnati, Ohio 45229.
Joseph A. Steger, Ph.D.   Director                        President, University of Cincinnati,
                                                          Administrative Building, Room 206,
                                                          Cincinnati, Ohio 45221-0063.

---------------

(1) Unless otherwise noted, the business address for each Director is One East Fourth Street, Cincinnati, Ohio 45202

     In April, 1995, Mr. DePrince left SunBank with two other officers and directors of SunBank, John D. Race and Victor A. Zollo, Jr., to start DRZ, a Florida corporation, as their own investment advisory firm, which has registered as an investment adviser. The principal executive officer and directors of DRZ are as follows: Gregory M. DePrince, Executive Vice President and Director; John
D. Race, Executive Vice President and Director; and Victor A. Zollo, Jr., President and Director. The address for DRZ and the principal business address for each of Messrs. DePrince, Race and Zollo is 201 South Orange Avenue, Suite 850, Orlando, Florida 32801. Messrs. DePrince, Race and Zollo each own one-third of the outstanding stock of DRZ.

     DRZ also currently serves as a sub-investment adviser to The Harbor Value Fund, a series of an open-end management investment company with investment objectives similar to those of the Fund. DRZ is responsible for managing 75% of the value of The Harbor Value Fund. For such services, DRZ receives an annual fee of 0.65% of the first $10 million of The Harbor Value Fund's average net assets DRZ manages, 0.40% of the next $40 million of such average net assets, 0.30% of the next $50 million of such average net assets and 0.25% of such average net assets in excess of $100 million, with a minimum annual fee of $40,000.

PORTFOLIO TRANSACTIONS

     Under the Investment Advisory Agreement and the Sub-Advisory Agreement, each of Provident and DRZ (collectively the "Advisers"), under policies established by the Board of Directors, select broker-dealers to execute transactions for the Fund. It is the policy of the Company, in effecting transactions in portfolio securities, to seek best execution of and best price for orders. The determination of what may constitute best execution and price in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Board of Directors in determining the overall reasonableness of brokerage commissions paid. In determining best execution and selecting brokers to execute transactions, an Adviser may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information provided to the Adviser, to the Fund or to any other account over which the Adviser exercises investment discretion. Each Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Fund's transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Fund or to an Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its respective Agreement with respect to the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of the Advisers who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory and the Sub-Advisory Agreements, each Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Company and the Fund.


     Provident and DRZ direct from time to time some brokerage transactions to Provident Securities Investor, Inc., an affiliate of Provident, in accordance with the provisions of sec. 17(e) of the 1940 Act. For the fiscal year ended December 31, 1995, the total amount of brokerage transactions directed and commissions paid to Provident Securities Investor, Inc. under such arrangements were $41,251,428 and $67,723, respectively. Such commissions were 25% of the total commissions paid by the Fund.


REASONS FOR THE PROPOSED CHANGES

     Since the Fund's inception to April 1995, and from August 15, 1995 to the present, Gregory M. DePrince has been primarily responsible for the day-to-day management of the Fund's portfolio. At the time the Company and Provident negotiated the Sub-Advisory Agreement, DRZ indicated a willingness to manage net assets of the Fund up to $75 million (exclusive of capital appreciation), but not beyond. The Company's Board of Directors at that time determined that in the event the assets of the Fund approached $75 million (exclusive of capital appreciation), it would be required to determine what action, including the hiring of an additional sub-investment adviser, would be necessary and appropriate under the circumstances. As of September 30, 1996, the Fund's net assets were $76,225,745.

     Provident and the Company's Board, upon review of the portfolio management of the Fund in light of the current level of the Fund's assets have determined that it is in the best interests of Fund and its shareholders to continue to retain the services of Mr. DePrince and DRZ to provide the day-to-day management of some portion of the portfolio of the Fund, taking into account DRZ's stated limitation on the amount of the Fund's assets it will manage, and to permit Provident to be responsible for the day-to-day management of the Fund's portfolio not otherwise managed by DRZ.


     The Board of Directors in making its determination to approve the amendments to the Investment Advisory Agreement and Sub-Advisory Agreement considered, as more fully described below, the past performance of the Fund, the level and quality of services provided by Provident and by DRZ, comparative performance information, the current investment advisory fees paid by bank-advised funds similar in investment objective to the Fund, and the need to provide the Fund with stable investment advisory services. In making such determinations, the Board of Directors determined that such amendments to the Investment Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the Fund and its shareholders.


      PROPOSALS 1 AND 2 -- AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT
                                 AND SUB-ADVISORY AGREEMENT


     A copy of the Investment Advisory Agreement as proposed to be amended is attached hereto as Exhibit A, and a copy of the Sub-Advisory Agreement as proposed to be amended is attached hereto as Exhibit B. The proposed additions are underlined twice and the deletions have lines through the language to be deleted.1 The proposed amendments to the Investment Advisory Agreement with respect to the Fund and the Sub-Advisory Agreement were approved unanimously by the Company's Board of Directors, including a majority of the Directors who are not parties to such Agreements or interested persons of any such party, at the meetings held on October 21, 1996 and November 15, 1996, and are being submitted to the shareholders of the Fund for approval at the Meeting.



     The only proposed change to the terms of the Investment Advisory Agreement is to clarify that Provident will be directly responsible for managing that portion of the Fund's assets allocated to it from time to time by the Company's Board of Directors. The only proposed changes to the terms of the Sub-Advisory Agreement are to clarify that (1) DRZ will be responsible for managing that portion of the Fund's portfolio allocated to it from time to time by the Company's Board of Directors rather than being responsible for managing all of the Fund's portfolio, and (2) its compensation will be calculated based upon the portion of the Fund's portfolio actually managed by DRZ. Therefore, the Board of Directors of the Company will have complete authority to allocate the Fund's portfolio for management purposes between Provident and DRZ. Provident's and DRZ's other obligations and liabilities under the Investment Advisory Agreement or Sub-Advisory Agreement, as the case may be, would be unchanged. Because of DRZ's stated desire to manage a limited amount of the Fund's portfolio and of the difficulty in managing a small asset base, the Board of Directors of the Company has determined initially that DRZ will manage approximately $70 million of the Fund's portfolio (including any subsequent income or capital appreciation thereon) and Provident the balance, currently approximately $6.6 million. Currently it is contemplated that new monies coming into the Fund will be managed by Provident and redemptions will be allocated to DRZ's portion of the portfolio. However, based on Provident's experience and performance, market factors and DRZ's future performance, the Board of Directors could allocate less to DRZ and more to Provident. The Sub-Advisory Agreement also does not limit the ultimate amount of the Fund's portfolio which DRZ may manage. While it is currently anticipated that DRZ will manage no more than $75 million of the Fund's portfolio (exclusive of capital appreciation), DRZ may choose in the future to


---------------

1 The Investment Advisory Agreement also reflects the addition of a new portfolio to the Company, The Riverfront Large Company Select Fund, expected to be completed on or about the first business day of January, 1997, and a proposed change in the name of The Riverfront Flexible Growth Fund which will be voted on by shareholders of that Fund at a special shareholders' meeting held contemporaneously with the Meeting.

manage more or less assets depending upon its own business objectives. The Board will consider DRZ's objectives in allocating the Fund's portfolio between Provident and DRZ.

     As described above, Provident is entitled to receive a fee for its services under the Investment Advisory Agreement calculated at the annual rate of 0.95% of the Fund's average daily net assets. The proposed amendments to the Investment Advisory Agreement would not change the fees authorized to be collected by Provident; however, Provident has agreed that at least for the fiscal year ending December 31, 1997, it would voluntarily reduce the amount of its investment advisory fee on that portion of the assets of the Fund it would directly manage to 0.75%.


     The Board of Directors, in approving the amendments to the Investment Advisory Agreement and the Sub-Advisory Agreement, considered written material and information presented at their October 21st and November 15th board meetings. Specifically, the Directors considered the following factors, among others: (1) the nature, scope and quality of the services provided and to be provided by Provident and DRZ, (2) the costs incurred and revenues generated by Provident in rendering such services, (3) Provident's net pre-tax profits from its mutual fund activities, (4) the compensation paid to investment advisers of mutual funds with similar investment objectives and policies and asset sizes,
(5) the quality of personnel at Provident and DRZ, and (6) comparative performance information.


     In reaching its conclusion to approve the proposed amendments of the Investment Advisory Agreement and the Sub-Advisory Agreement, the Board recognized that the quality of services available to the Fund from Provident and the continued retention of DRZ are in the best interests of the Fund's shareholders.

     Approval of the amendments to the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding votes of the Fund present at such meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the amendments to both the Investment Advisory Agreement and Sub-Advisory Agreement are not approved, the Directors will be required to consider other alternatives, including retaining in place the current Investment Advisory Agreement and Sub-Advisory Agreement and/or retaining another sub-investment adviser.

         THE DIRECTORS RECOMMEND THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.

                   FURTHER INFORMATION REGARDING THE COMPANY

DISTRIBUTOR AND ADMINISTRATOR

     BISYS Fund Services Limited Partnership ("BISYS L.P.") serves as the principal underwriter of Shares of the Fund pursuant to a Distribution Agreement with the Company. In its capacity as principal underwriter, BISYS L.P. is available to receive purchase orders and redemption requests relating to Shares of the Fund. BISYS L.P. also serves as administrator of the Fund pursuant to an Administration Agreement with the Company. BISYS L.P.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.

     The sole general partner of BISYS L.P. is BISYS Fund Services, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219, and its sole limited partner is WC Subsidiary Corporation, whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation.

     BISYS L.P. receives no compensation under its Distribution Agreement with the Company, but may retain some or all of any sales charge imposed upon the sale of Shares and may receive compensation under the Investor A and Investor B Distribution and Shareholder Service Plans and Agreements adopted by each Fund (collectively, the "Plans"). Pursuant to the Plans, the Fund may bear some of the costs of selling its Shares under a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund is authorized to pay BISYS L.P. for payments it makes to banks, including the Adviser, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. Payments to such institutions may be made pursuant to agreements entered into with BISYS L.P. As authorized by the Plans, BISYS L.P. has entered into a Dealer Agreement with Provident Securities & Investment Company, an affiliate of Provident ("PSI"), to provide certain distribution and shareholder services in connection with the distribution of the Shares of the Fund. In consideration of such services BISYS L.P. has agreed to pay PSI a monthly fee, computed at the annual rate of (i) .25% of the average aggregate net asset value of Investor A shares and (ii) .75% of the average aggregate net asset value of Investor B shares, held during the period in accounts for which PSI provided services under such Dealer Agreement. BISYS L.P. is compensated by the Fund in an amount equal to its payments to PSI under the Dealer Agreement. For the fiscal year ended December 31, 1995, PSI earned $31,915 under the Dealer Agreement with BISYS L.P., with respect to Investor A shares and Investor B shares of the Fund.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of November 1, 1996, for The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund"), The Riverfront U.S. Government Income Fund (the "U.S. Government Income Fund"), the Fund, The Riverfront Ohio Tax-Free Bond Fund (the "Tax-Free Bond Fund"), The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund") and The Riverfront Flexible Growth Fund (the "Flexible Growth Fund"), each a separate portfolio of the Company, with respect to each person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding voting securities:

                                                                     AMOUNT AND
                                     NAME AND ADDRESS OF           NATURE OF THE        PERCENT
        TITLE OF CLASS                 BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    OF CLASS
------------------------------  ------------------------------  --------------------   ----------
Investor A Shares of the        The Provident Bank                 123,139,921.310        68.14%
Money Market Fund               One East Fourth St.
                                Cincinnati, OH 45202
                                BHC Securities, Inc.                43,856,634.670(1)     24.27%
                                One Commerce Square
                                2005 Market Street
                                Suite 1200
                                Philadelphia, PA 19103


Investor A Shares of the        The Provident Bank                   2,515,059.548        69.85%
U.S. Government Income Fund     One East Fourth St.
                                Cincinnati, OH 45202
                                The Provident Bank Trust               508,983.029        14.14%
                                Department Employee
                                Benefit Plan
                                3 East Fourth St.
                                Cincinnati, OH 45207
                                The Provident Bank Trust               268,456.484(2)      7.46%
                                Department
                                3 East Fourth Street
                                Cincinnati, OH 45202
Investor B Shares of the        The Fifth Third Bank                    23,513.381        19.78%
U.S. Government Income Fund     FBO Cincinnati
                                Institute of Fine Arts
                                P.O. Box 63074
                                Cincinnati, OH 45263

                                                                     AMOUNT AND
                                     NAME AND ADDRESS OF           NATURE OF THE        PERCENT
        TITLE OF CLASS                 BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    OF CLASS
------------------------------  ------------------------------  --------------------   ----------
Investor A Shares of the        The Chase Manhattan Bank as          2,202,847.654        41.25%
Fund                            Trustee for The General
                                Cable Corporation
                                4 Tesseneer Drive
                                Highland Heights, KY 41076
                                The Provident Bank Trust               412,459.981         7.72%
                                Department Employee
                                Benefit Plan
                                3 East Fourth St.
                                Cincinnati, OH 45207
                                BHC Securities, Inc.                 1,343,002.840(1)     25.15%
                                One Commerce Square
                                2005 Market Street
                                Suite 1200
                                Philadelphia, PA 19103
Investor A Shares of the        Provident Bancorp.                   1,000,000.000        97.33%
Tax-Free Bond Fund              One East Fourth St.
                                Cincinnati, OH 45202
Investor B Shares of the        BHC Securities, Inc.                    55,274.698(1)     73.88%
Tax-Free Bond Fund              One Commerce Square
                                2005 Market Street
                                Suite 1200
                                Philadelphia, PA 19103
Investor B Shares of the        BHC Securities, Inc.                    17,794.589(1)     26.88%
Stock Appreciation Fund         One Commerce Square
                                2005 Market Street
                                Suite 1200
                                Philadelphia, PA 19103
Investor A Shares of the        Provident Bank TTEE                     92,997.076         8.36%
Flexible Growth Fund            FBO Provident Bancorp
                                401K Equity
                                3 East Fourth Street
                                Cincinnati, OH 45202
                                The Provident Bank Trust               162,273.774        14.72%
                                Department Employee
                                Benefit Plan
                                3 East Fourth St.
                                Cincinnati, OH 45207
                                The Provident Bank                      65,033.634         5.90%
                                FBO Trustmark 401(k)
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

                                                                     AMOUNT AND
                                     NAME AND ADDRESS OF           NATURE OF THE        PERCENT
        TITLE OF CLASS                 BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    OF CLASS
------------------------------  ------------------------------  --------------------   ----------
                                James Investment Research,              80,565.869
                                Inc.                                                       7.31%
                                Pension and Profit
                                Sharing Plan
                                P.O. Box 8
                                Alpha, Ohio 45301
                                BHC Securities, Inc.                   487,621.369(1)     44.22%
                                One Commerce Square
                                2005 Market Street
                                Suite 1200
                                Philadelphia, PA 19103

---------------

(1) BHC Securities, Inc. holds these securities as record owner for various underlying beneficial owners.

(2) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these shares.

     As of November 1, 1996, the Directors and officers of the Company as a group owned beneficially fewer than 1% of the outstanding Shares of the Company or of any of its portfolios.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Company at its principal office a reasonable time before the Company's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Company's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Company on the matters described in this Proxy Statement, (i) the presence in person or by proxy of shareholders entitled to cast one-third of the shares of capital stock of the Company entitled to be cast at the Meeting shall constitute a quorum for purposes of voting upon such matters at the Meeting, provided that no action required by law or the Company's Articles of Incorporation to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists, and for purposes of determining whether an issue has been approved, abstentions and broker non-votes are treated as "against" votes. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The Fund will bear all costs in connection with the solicitation of proxies from shareholders of the Fund.

                                     By Order of the Directors

                                     James E. White, Secretary

December 6, 1996

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     This Agreement is made as of the 1st day of August, 1994, and amended as of January 1, 1997, between The Riverfront Funds, Inc., a Maryland corporation (the "Company"), and The Provident Bank, an Ohio banking corporation (the "Investment Adviser").


     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company has previously retained the Investment Adviser to manage the Company's investment portfolios and now desires to restate the terms and conditions upon which it will retain the Investment Adviser to provide, or arrange for the provision of, investment advisory services to one or more investment portfolios of the Company (the "Portfolios"), and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act); and

     WHEREAS, the Investment Adviser is engaged in the business of rendering investment advisory services to the Company and to others and desires to provide the services described herein.


     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the Company and the Investment Adviser hereby agree as follows:


     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Portfolios identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     2. Delivery of Documents. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Company's Articles of Incorporation, as amended to date (the "Articles");

          (b) the Company's By-Laws and amendments thereto;

          (c) resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A filed under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-34154), and under the 1940 Act, as filed with the Securities and Exchange Commission; and

          (e) each Portfolio's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.


     3. Management. Except as specifically provided in the following paragraph, subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide, or arrange for the provision of, a continuous investment program for each of the Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolios. The Investment Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Portfolios and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Portfolios, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Investment Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with each of the Portfolios' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors.


     With respect to The Riverfront Income Equity Fund, the Investment Adviser shall directly provide and make the determinations set forth in the immediately preceding paragraph with respect to that portion of such Fund's portfolio as the Company's Board of Directors determines to allocate to the Investment Adviser from time to time. The Board of Directors may, from time to time, make additions to and withdrawals from the assets of The Riverfront Income Equity Fund allocated to the Investment Adviser.


     Subject to the provisions of this Agreement, the Articles and the 1940 Act, the Investment Adviser directly and indirectly may select and enter into contracts with one or more qualified investment advisers ("Sub-Advisers") to provide to the Company some or all of the services required by this Agreement. With respect to any such appointment by the Investment Adviser of any of the Sub-Advisers, the Investment Adviser will, as appropriate:

          (a) advise the Sub-Advisers with respect to economic conditions and trends;

          (b) assist Sub-Advisers with the placement of orders for the purchase and sale of securities;

          (c) assist and consult with the Sub-Advisers in connection with the Portfolios' continuous investment programs; and

          (d) periodically review, evaluate and report to the Company's Board of Directors with respect to the performance of the Sub-Advisers.

          In fulfilling its responsibilities hereunder, the Investment Adviser agrees that it will, or, with respect to services provided to the Company by any of the Sub-Advisers appointed by the Investment Adviser, that it will require that each of the Sub-Advisers:

          (a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement (or any applicable sub-investment advisory agreement) in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser or Sub-Advisers;

          (c) not make loans to any person to purchase or carry shares of capital stock in the Company or make loans to the Company;

          (d) place orders pursuant to investment determinations for the Company either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain, or require that each of the Sub-Advisers obtain, prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Investment Adviser or any of the Sub-Advisers shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Investment Adviser and any of the Sub-Advisers may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolios and/or other accounts over which the Investment Adviser or any of the Sub-Advisers or any of their respective affiliates exercises investment discretion. Subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser and any of the Sub-Advisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser or Sub-Advisers determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to The Winsbury Company, the Investment Adviser or any Sub-Adviser, or any affiliated person of the Company, except as may be permitted by the 1940 Act;

          (e) maintain all books and records with respect to the Company's securities transactions and will furnish the Company's Board of Directors such periodic and special reports as the Board reasonably may request;

          (f) treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that, subject to prompt notification of the Company, the Investment Adviser and any of the Sub-Advisers may divulge such information to duly constituted authorities, or when so requested by the Company, provided, however, that nothing contained herein shall prohibit the Investment Adviser or any of the Sub-Advisers from advertising or soliciting the public generally with respect to other products or services regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Funds; and

          (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Company, the Investment Adviser's or Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Investment Adviser or Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Investment Adviser or Sub-Adviser and their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company.

     4. Services Not Exclusive. The services furnished by the Investment Adviser and any Sub-Adviser hereunder are not to be deemed exclusive, and the Investment Adviser and any Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement or any sub-advisory agreement are not impaired thereby. It is understood that the action taken by the Investment Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Investment Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Investment Adviser at the same time or at the same price.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records, if any, which it maintains for the Company are the property of the Company and further agrees to surrender promptly, and to require each of the Sub-Advisers to surrender promptly, to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve, and to require each of the Sub-Advisers to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses, including, as applicable, the compensation of any Sub-Advisers directly appointed by it, incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Portfolios will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee set forth on Schedule A hereto. Each of the Portfolios' obligations to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in that Portfolio.

Except as permitted by applicable law, the Investment Adviser shall not be compensated on the basis of a share of capital gains upon or capital appreciation of any of the Portfolios or any portion thereof.

     If in any fiscal year the aggregate expenses of any of the Portfolios (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Portfolio to the Investment Adviser hereunder and to The Winsbury Company under the Administration Agreement between The Winsbury Company and the Company. The obligation of the Investment Adviser to reimburse the Portfolios hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Portfolios for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Investment Adviser, who may be or become an officer, trustee, Director, employee or agent of the Company, shall be deemed, when rendering services to the Company or acting on any business of the Company (other than services or business in connection with the Investment Adviser's duties hereunder or under any other agreements between the Investment Adviser and the Company), to be rendering such services to or acting solely for the Company and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Investment Adviser even though paid by it. The Company agrees to indemnify and hold the Investment Adviser harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the 1940 Act and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which the Investment Adviser takes or does or omits to take or do hereunder; provided that the Investment Adviser shall not be indemnified against any liability to the Company or to its shareholders (or any expenses incident to such liability) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.

     9. Compliance with Order. The Investment Adviser agrees that it will comply with and be bound by the terms of the Order under Section 6(c) of the 1940 Act, Release No. 19949, December 13, 1993 (the "Order"), insofar as the Order imposes obligations upon an investment adviser to a fund offering class shares under the authority of the Order and for so long as compliance with the Order is required by the 1940 Act.

     10. Duration and Termination. This Agreement will become effective as to a particular Portfolio as of the date first written above (or, if a particular Portfolio is not in existence on that date, on the date a registration statement relative to that Portfolio becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such Portfolio thereto), provided that it shall have been approved by a vote of a majority of the outstanding voting securities of such Portfolio, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1995.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Portfolio for successive periods of one year each ending on December 31 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of all votes attributable to the outstanding Shares of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Portfolio at any time on sixty days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. No assignment of this Agreement shall be made by the Investment Adviser without the consent of the Board of Directors of the Company. (As used in this Agreement, the terms "majority of the outstanding voting securities, "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     THE RIVERFRONT FUNDS, INC.

                                     By

                                     Title

                                     THE PROVIDENT BANK

                                     By

                                     Title

                                                          Dated: January 1, 1997

                                   SCHEDULE A
                      to the Investment Advisory Agreement
                     between The Riverfront Funds, Inc. and
                               The Provident Bank

         NAME OF PORTFOLIO                         COMPENSATION                      DATE
-----------------------------------    ------------------------------------    ----------------
The Riverfront U.S.                    Annual rate of 0.15%                    August 1, 1994
Government Securities                  of the average daily
Money Market Fund                      net assets of such Portfolio
The Riverfront U.S.                    Annual rate of 0.40% of                 August 1, 1994
Government Income                      the average daily net
Fund                                   assets of such Portfolio
The Riverfront Income                  Annual rate of 0.95% of                 August 15, 1995
Equity Fund                            the average daily net
                                       assets of such Portfolio
The Riverfront                         Annual rate of 0.90% of                 August 1, 1994
Balanced Fund                          the average daily net
                                       assets of such Portfolio
The Riverfront Ohio Tax                Annual rate of 0.50% of                 August 1, 1994
Free Bond Fund                         the average daily net
                                       assets of such Portfolio
The Riverfront Stock                   Annual rate of 0.80% of                 July 6, 1995
Appreciation Fund                      the average daily net
                                       assets of such Portfolio
The Riverfront Large                   Annual rate of 0.80% of                 January 1, 1997
Company Select Fund                    the average daily net
                                       assets of such Portfolio

THE PROVIDENT BANK

By

Title
THE RIVERFRONT FUNDS, INC.

By

Title

---------------
All fees are computed daily and paid monthly.

                                                                       EXHIBIT B

                       SUB-INVESTMENT ADVISORY AGREEMENT

     This Sub-Investment Advisory Agreement is made as of the 15th day of August, 1995, and amended as of January 1, 1997, by and between The Provident Bank, an Ohio banking corporation (the "Adviser"), and DePrince, Race & Zollo, Inc., a Florida corporation (the "Sub-Adviser").

     WHEREAS, the Adviser serves as investment adviser of The Riverfront Funds, Inc., a Maryland corporation, and an open-end management investment company (the "Company"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933.

     WHEREAS, the Company is comprised of several separate investment portfolios, one of which is The Riverfront Income Equity Fund (the "Portfolio"); and

     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of income producing securities to assist the Adviser in performing services for the Portfolio; and

     WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Company and the Adviser; and

     WHEREAS, the Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Portfolio and has reviewed the Investment Advisory Agreement dated as of August 1, 1994, between the Adviser and the Company (the "Adviser Agreement").

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Portfolio allocated to it from time to time by the Company's Board of Directors (the "DRZ Portfolio"), subject to such instructions and supervision as the Adviser may from time to time furnish and further subject to the control and direction of the Company's Board of Directors, for the period and on the terms hereinafter set forth. The Board of Directors may, from time to time, make additions to and withdrawals from the assets of the DRZ Portfolio allocated to the Sub-Adviser. The Sub-Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Company's Board of Directors. The Adviser agrees to furnish the Sub-Adviser from time to time copies of all amendments of or supplements to such Prospectus and Statement of Additional Information. The Sub-Adviser shall for all purpose herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Company in any way.

     2. Sub-Advisory Services. Subject to such instructions and supervision as the Adviser may from time to time furnish, the continuous investment program of the DRZ Portfolio provided by the Sub-Adviser shall include, among other things, investment research and management with respect to all securities, investments and cash equivalents in the DRZ Portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the DRZ Portfolio, the appropriate portion of the DRZ Portfolio's assets to be invested in particular countries or geographic regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the DRZ Portfolio's investments should be exercised. The Sub-

Adviser will implement such determinations through the placement, in the name of the Portfolio, of orders for the execution of portfolio transactions with it through such brokers or dealers as it may select.

     In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may from time to time request;

          (c) not make loans to any person to purchase or carry shares of capital stock in the Company or make loans to the Company;

          (d) place orders pursuant to investment determinations for the DRZ Portfolio either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the DRZ Portfolio and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the DRZ Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Company, The Winsbury Company BISYS Fund Services Limited Partnership, the Adviser or Sub-Adviser or any affiliate of the foregoing except as may be permitted by the 1940 Act;

          (e) maintain all necessary or appropriate books and records with respect to the DRZ Portfolio's securities transactions in accordance with all applicable laws, rules and regulations, including but not limited to
     Section 31(a) of the 1940 Act and will furnish the Company's Board of Directors such periodic and special reports as the Board reasonably may request;

          (f) treat confidentially and as proprietary information of the Adviser and the Company all records and other information relative to the Adviser and the Company and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Company and the Adviser, the Sub-Adviser may divulge such information to duly constituted authorities, or when so requested by the Adviser and the Company, provided, however, that nothing contained herein shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Portfolio;

          (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Company, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Adviser, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company; and

          (h) render, upon request of the Adviser or the Company's Board of Directors, written reports concerning the investment activities of the DRZ Portfolio.

     3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the DRZ Portfolio.

     4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Portfolio are the property of the Portfolio and further agrees to surrender promptly to the Adviser or the Company any such records upon the Adviser's or the Company's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the DRZ Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the DRZ Portfolio's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement. If the Adviser is required to reduce its fee or to reimburse the Company because the expenses of the Fund exceed applicable state securities regulations or are in excess of any voluntary expense limitations set forth in the Company's current Registration Statement, the Sub-Adviser's fee hereunder shall be reduced by an amount equal to such excess expense multiplied by the ratio that the Sub-Adviser's fee hereunder bears to the sum of the fees paid to the Adviser and to The Winsbury Company BISYS Fund Services Limited Partnership (under the Company's Administration Agreement with BISYS Fund Services Limited Partnership The Winsbury Company) by the Company with respect to the Portfolio. Notwithstanding anything contained herein to the contrary, the Sub-Adviser shall not be compensated on the basis of a share of capital gains or upon capital appreciation of the Portfolio or any portion thereof except as may be authorized by applicable law.

     6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

     7. Use of Names. The Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Company in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Company or the Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Company's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     8. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     9. Limitation of Company's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Company's liability set forth in its Articles of Incorporation and under Maryland law. The Sub-Adviser agrees that any of the Company's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Company nor from any Director, officer, employee or agent of the Company.

     10. Duration, Renewal, Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1996.

     Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Portfolio for successive periods of one year each ending on December 31 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of all votes attributable to the outstanding Shares of the Portfolio. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Company's Board of Directors, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon, 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Company's Board of Directors, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Adviser Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Directors of the Company. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Company's Board of Directors and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

     11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

     12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            THE PROVIDENT BANK

                                            By

                                            Title   Senior Vice President

                                            DePRINCE, RACE & ZOLLO, INC.

                                            By

                                            Title   President

                                                          Dated: January 1, 1997

                                   SCHEDULE A
                    To the Sub-Investment Advisory Agreement
                         between The Provident Bank and
                          DePrince, Race & Zollo, Inc.

           NAME OF FUND                            COMPENSATION                      DATE
-----------------------------------    ------------------------------------    ----------------
The Riverfront Income Equity Fund      Annual Rate of .50% of the average      January 1, 1997
                                       daily net assets of the DRZ
                                       Portfolio up to $55 million and .55%
                                       of the average daily net assets of
                                       the DRZ Portfolio of $55 million
                                       and above.

                                            THE PROVIDENT BANK

                                            By

                                            Title   Senior Vice President

                                            DePRINCE, RACE & ZOLLO, INC.

                                            By

                                            Title   President

---------------
All fees are computed daily and paid monthly.

                          THE RIVERFRONT FUNDS, INC.
                      THE RIVERFRONT INCOME EQUITY FUND
      THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY


The undersigned hereby appoints Walter B. Grimm, James E. White and Charles
L. Booth and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of The Riverfront Income Equity Fund (the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Monday, December 30, 1996, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated December 6, 1996, and Proxy Statement attached thereto.

                                NOTE: Please sign legibly and exactly as name appears on this card. If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.
                                If a corporation, please sign in full
                                corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


                                -----------------------------------------
                                (Signature of Shareholder)


                                -----------------------------------------
                                (Signature of Shareholder)


                                Dated:
                                      -----------------------------------

The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposals and in accordance with the best judgement of the proxies on any other matter which properly comes before the Meeting:


                                                                                                       FOR        AGAINST   ABSTAIN
1. Approval of the amendment to the Investment Adivsory Agreement with The Provident Bank to permit    / /          / /       / /
   The Provident Bank to manage directly that portion of the Fund's portfolio allocated to it by the
   Company's Board of Directors.

2. Approval of amendment to the Sub-Investment Adivisory Agreement with Deprince, Race & Zollo, Inc.
   to clarify that Deprince, Race & Zello, Inc. will manage directly that portion of the Fund's
   portfolio allocated to it by the Company's Board of Directors.                                       / /          / /       / /



                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                  CARD PROMPTLY USING THE ENCLOSED ENVELOPE.